UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2012

Pizza Inn Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                      Entry into a Material Definitive Agreement

On June 1, 2012, Pizza Inn Holdings, Inc. (the “Company”) and Amegy Bank National Association (“Amegy”) entered into a First Amendment to Amended and Restated Loan Agreement (the “Amendment”) for the purpose of revising certain definitions and financial covenants contained in the Company’s credit facilities with Amegy.  This description of the Amendment is qualified in its entirety by reference to the Amendment filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 9.01.                      Financial Statements and Exhibits

(c) Exhibits.

10.1	First Amendment to Amended and Restated Loan Agreement between Pizza Inn Holdings, Inc. and Amegy Bank National Association dated June 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIZZA INN, INC.

Date: June 7, 2012	By:	/s/ Charles R. Morrison
Charles R. Morrison, President
and Chief Executive Officer